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                                                              EXHIBIT 99.5

                         NOTICE OF GUARANTEED DELIVERY
                              TOKHEIM CORPORATION

                             Offer to Exchange its

         Series B 11 3/8% Senior Subordinated Euro Notes due 2008
                      for any and all of its outstanding

         Series A 11 3/8% Senior Subordinated Euro Notes due 2008

       Pursuant to the Prospectus dated                          , 1999

  This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the Exchange Offer (as defined below) if (i) certificates for the Company's Series A 11 3/8% Senior Subordinated Euro Notes due 2008 (the "Outstanding Notes") are not immediately available, (ii) Outstanding Notes, the Letter of Transmittal and all other required documents cannot be delivered to Midland Bank plc, HSBC Issuer Services (the "Exchange Agent") on or prior to the Expiration Date or (iii) the procedures for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand, overnight courier or mail, or transmitted by facsimile transmission, to the Exchange Agent. See "The Exchange Offer--Procedures for Tendering Outstanding Notes" in the Prospectus. In addition, in order to utilize the guaranteed delivery procedure to tender Outstanding Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal relating to the Outstanding Notes (or facsimile thereof) must also be received by the Exchange Agent on or prior to the Expiration Date. Capitalized terms not defined herein have the meanings they have in the Prospectus.

                 The Exchange Agent For The Exchange Offer Is:

                  Midland Bank plc, HSBC Issuer Services

   By Registered or Certified Mail:            Facsimile Transmissions

                                    (Eligible Guarantor Institutions Only)
         Midland Bank plc

       HSBC Issuer Services
                                            Attn: Phil Dainesi
   Mariner House, Pepys Street
                                              0171-260-8086
         London, EC3N 4DA

     Attention: Phil Dainesi               To Confirm by Telephone

     By Hand or Overnight Delivery            or for Information Call:

         Midland Bank plc                    0171-260-7679

       HSBC Issuer Services

   Mariner House, Pepys Street

         London, EC3N 4DA

     Attention: Phil Dainesi

                               ----------------

  DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

  THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE GUARANTOR INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.


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Ladies and Gentlemen:

  The undersigned hereby tenders to Tokheim Corporation, an Indiana corporation (the "Company"), upon the terms and subject to the conditions set forth in the
Prospectus dated                              , 1999 (as the same may be
amended or supplemented from time to time, the "Prospectus"), and the related Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the aggregate principal amount of Outstanding Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering Outstanding Notes."

Aggregate Principal Amount                Name(s) of Registered Holder(s): ____
                                          -------------------------------------
Amount Tendered: (Euro)           *

Certificate No(s) (if available): ______________________________________________
--------------------------------------------------------------------------------

(Euro) ____________________________________________________________________
    (Total Principal Amount Represented by Outstanding Notes Certificate(s))

If Outstanding Notes will be tendered by book-entry transfer, provide the following information:

Euroclear or Cedel Bank Account Number: ___________________________________
Date: __________________________________________________________________________
--------
*Must be in integral multiples of $1,000.

  All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                                PLEASE SIGN HERE
X ___________________________________     -------------------------------------
X ___________________________________     -------------------------------------
  Signature(s) of Owner(s) or Authorized Signatory        Date
Area Code and Telephone Number: ________________________________________________

  Must be signed by the holder(s) of the Outstanding Notes as their name(s) appear(s) on certificates for Outstanding Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below and, unless waived by the Company, provide proper evidence satisfactory to the Company of such person's authority to so act.

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                      Please print name(s) and address(es)
Name(s):  ---------------------------------------------------------------------
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Capacity: ---------------------------------------------------------------------
Address(es):
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                             GUARANTEE OF DELIVERY

                    (Not to be used for signature guarantee)

  The undersigned, a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker, government securities broker or government securities dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association (each of the foregoing being referred to as an "Eligible Guarantor Institution"), hereby guarantees to deliver to the Exchange Agent, at one of its addresses set forth above, either the Outstanding Notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Outstanding Notes to the Exchange Agent's account at Euroclear or Cedel Bank, pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with one or more properly completed and duly executed Letter(s) of Transmittal (or facsimile thereof) and any other required documents within three New York Stock Exchange trading days after the date of execution of this Notice of Guaranteed Delivery.

  The undersigned acknowledges that it must deliver the Letter(s) of Transmittal (or facsimile thereof) and the Outstanding Notes tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.
-------------------------------------     -------------------------------------
            Name of Firm                          Authorized Signature
-------------------------------------     -------------------------------------
               Address                                    Title
-------------------------------------     -------------------------------------
              Zip Code                           (Please Type or Print)
Area Code and Telephone Number: _____     Date: _______________________________

NOTE: DO NOT SEND CERTIFICATES FOR OUTSTANDING NOTES WITH THIS FORM. CERTIFICATES FOR ORIGINAL NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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